                                   [LOGO]

                            --------------------
                               COLONIAL GLOBAL
                                 EQUITY FUND

                            --------------------

                                ANNUAL REPORT
                              October 31, 1995



                                  [GRAPHIC]

--------------------------------------------------------------------------------
                     COLONIAL GLOBAL EQUITY FUND HIGHLIGHTS
                      November 1, 1994 - October 31, 1995

INVESTMENT OBJECTIVE: Colonial Global Equity Fund seeks long- term growth by investing primarily in global equities.

THE FUND IS DESIGNED TO OFFER:
      -  Opportunity for long-term growth
      -  Diversification to help reduce risk
      -  Experienced professional management

PORTFOLIO MANAGEMENT COMMENTARY: "For equity investors, the United States and Europe were the places to be during 1995 -- and we were well positioned to take advantage of favorable developments in both regions, as reflected in the Fund's total return for the 12- month period."

                    COLONIAL GLOBAL EQUITY FUND PERFORMANCE

                                                CLASS A       CLASS B
Inception date                                  6/8/92        6/8/92

Distributions declared per share                $1.142        $1.051

Total return, assuming
reinvestment of all distributions
and no sales charge or contingent
deferred sales charge (CDSC) --
12 months                                         8.23%         7.43%
Net asset value per share at 10/31/95           $12.45        $12.39

TOP FIVE HOLDINGS*                      TOP FIVE COUNTRIES*
(as of 10/31/95)                        (as of 10/31/95)
1. IBP, Inc.                            1. United States..........       34.8%
2. McDonnell Douglas Corp.              2. Japan..................       15.8%
3. Aoyama Trading                       3. United Kingdom.........        7.2%
4. Cigna Corp.                          4. Germany................        6.4%
5. Acerinox                             5. Netherlands............        4.8%

* There can be no guarantee the Fund will continue to hold these securities or invest in these countries in the future. The top five countries are based on total investments.

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                              PRESIDENT'S MESSAGE
                              To Fund Shareholders

                      [PICTURE OF JOHN A. MCNEICE, JR.]
During the 12 months ended October 31, 1995, many of the world's equity markets provided attractive returns for investors. This performance reflected moderate economic growth and low inflation in the major global economies, including the United States and many European countries.

Of the world's equity markets, the strongest returns were posted in the United States during the Fund's most recent fiscal year. Attractive opportunities were also found in other markets, including those of Western Europe. Stocks in Sweden, The Netherlands, and the United Kingdom did especially well. In the Far East, investments in Japan and Hong Kong were strong performers. Of course, even in the most favorable economic environment, not all countries will fare as well as others. Among the developed countries, Italy and France had their share of economic problems. Also, many emerging countries, including Malaysia, Mexico, and Brazil, had to contend with volatile economic conditions. However, we believe these countries will provide attractive investment opportunities in the future.

Susan Cordes, Daniel Rie, and Peter Wiley, Co-portfolio Managers of Colonial Global Equity Fund, believe that economic growth and inflation in the world's economies will remain moderate in the months ahead. This should have a favorable impact on the performance of many global equity markets. In the following report, Susan, Dan, and Peter comment on the Fund's management strategy and on key issues affecting equity markets worldwide.


Respectfully,

/S/ John A. McNeice, Jr.

John A. McNeice, Jr.
President
December 11, 1995
--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                          PORTFOLIO MANAGEMENT REPORT

DANIEL Rie is Co-manager and Senior Vice President of Colonial Management Associates, Inc., and directs Equity Investments. SUSAN CORDES is Co-manager and Vice President of Colonial Management Associates, Inc. PETER WILEY is Co-manager and Assistant Vice President of Colonial Management Associates, Inc.

U.S. ECONOMY FAVORABLE: The U.S. economy was far more vigorous during the third quarter of 1995 than it was in either of the prior two quarters -- industrial production increased at an annual rate of 5.7%. However, we believe the economy is still headed for the "soft landing" that has been the Federal Reserve Board's goal for the last two years. Although there have been some downturns, the market has remained strong, as demonstrated by the performance of the Dow Jones Industrial Average, which continued to reach new all-time highs throughout the fiscal year. U.S. equities have flourished in this environment, and we increased U.S. investments.

EUROPEAN ECONOMIES GAIN STRENGTH: Economic growth rates in Europe were moderate, producing some attractive opportunities for the Fund. The Bundesbank (Germany's central bank), which generally sets the interest rate trend for Europe, appears reluctant to cut rates aggressively. However, rates in most European countries have declined. Although the environment in many European markets improved as interest rates moved lower, that was not the case across the board. Our positions in Italy, France, and Austria produced negative returns, reflecting unfavorable conditions in those countries. However, the returns from the balance of the 14 European countries represented in the portfolio were positive, with Sweden leading the way with a return of 66.8%.

EMERGING MARKETS WEAK, BUT FUTURE PROSPECTS POSITIVE: Many emerging markets weakened over the past 12 months. There was a significant decline in the value of the Mexican peso, sparking a downward spiral in Mexico's economy. Markets of the Far East also had to contend with currency- related problems, as many local currencies in that region are keyed on the U.S. dollar. Recent declines in the value of the dollar translated into disappointing results from stocks in many of these markets. However, not every economy in the region produced negative returns -- our investments in Hong Kong returned 18.9%.

LOOKING AHEAD: During the period, the Fund outperformed the Morgan Stanley Capital International World GDP Index, a broad based, unmanaged index. The
Fund was able to outperform the Index because its portfolio is more diverse than the Index.  The Fund is an actively managed portfolio of stocks from global markets, including emerging markets, and short-term
--------------------------------------------------------------------------------
                                      4

--------------------------------------------------------------------------------
securities. The Index does not include emerging markets or short-term investments.

In the coming months, we will continue to look for promising investments in global stock markets. We will monitor developments in emerging markets, as well as in more developed economies, and adjust the portfolio as new opportunities present themselves.


            COLONIAL GLOBAL EQUITY FUND'S INVESTMENT PERFORMANCE VS.
           THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD (GDP) INDEX
                  Change in Value of $10,000 from 6/92 - 10/95

                                 CLASS A SHARES

CGEF                 MOP          NAV       Index
06/92              10,000       10,000     10,000
06/92               9,425       10,000     10,000
09/92               9,187        9,747      9,845
12/92               9,133        9,690      9,725
03/93               9,934       10,540     10,555
06/93              10,116       10,734     11,147
09/93              11,080       11,756     11,751
12/93              12,348       13,101     11,913
03/94              11,974       12,705     12,137
06/94              11,845       12,567     12,274
09/94              12,370       13,124     12,514
12/94              12,148       12,889     12,384
03/95              12,452       13,211     12,898
06/95              13,285       14,095     13,511
09/95              13,918       14,768     14,096
10/95              13,602       14,431     13,807

                                 CLASS B SHARES
CGEF                 CDSC          NAV       Index
06/92               10,000      10,000      10,000
06/92               10,000      10,000      10,000
09/92                9,727       9,727       9,845
12/92                9,646       9,646       9,725
03/93               10,472      10,472      10,555
06/93               10,646      10,646      11,147
09/93               11,641      11,641      11,988
12/93               12,956      12,956      11,913
03/94               12,523      12,523      12,137
06/94               12,363      12,363      12,274
09/94               12,892      12,892      12,514
12/94               12,632      12,632      12,384
03/95               12,937      12,937      12,898
06/95               13,766      13,766      13,511
09/95               14,401      14,401      14,096
10/95               13,761      14,061      13,807

                          AVERAGE ANNUAL TOTAL RETURN
                    As of 9/30/95 (Most Recent Quarter End)
-----------------------------------------------------------------------
                          CLASS A SHARES          CLASS B SHARES
INCEPTION                     6/8/92                  6/8/92
                         NAV            MOP       NAV          W/CDSC
-----------------------------------------------------------------------
1 YEAR                  12.52%          6.05%    11.71%         6.71%
-----------------------------------------------------------------------
SINCE INCEPTION         12.14%         10.15%    11.26%        10.55%
-----------------------------------------------------------------------

The Morgan Stanley Capital International World (GDP) Index is an unmanaged index that tracks the performance of global stocks.

Past performance cannot predict future results. Return and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) return does not include sales charges or CDSC. Maximum offering price (MOP) return includes the maximum sales charge of 5.75%. The CDSC returns reflect charges of: one year, 5.00%; since inception, 3.00%. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.
--------------------------------------------------------------------------------
                                       5

                             INVESTMENT PORTFOLIO
                       OCTOBER 31, 1995 (IN THOUSANDS)

COMMON STOCKS - 90.4%                         COUNTRY         SHARES       VALUE
--------------------------------------------------------------------------------
AGRICULTURE, FORESTRY & FISHING  - 0.7%
   AGRICULTURE - CROPS - 0.1%
   Perlis Plantations Berhad                     Ma              35       $  104
                                                                          ------
   FISHING, HUNTING & TRAPPING - 0.6%
   Pescanova SA                                  Sp              11          169
   Sanford Ltd.                                  NZ             110          247
                                                                          ------
                                                                             416
                                                                          ------

--------------------------------------------------------------------------------
CONSTRUCTION - 3.6%
   BUILDING CONSTRUCTION - 2.4%
   Daikyo, Inc.                                  Ja             133          890
   Hollandsche Beton Groep NV                    Ne               1          211
   Koninklijke Volker Stevin NV                  Ne               9          579
                                                                          ------
                                                                           1,680
                                                                          ------
   HEAVY CONSTRUCTION - NON BUILDING CONSTRUCTION  - 0.9%
   Dyckerhoff und Widmann AG                     G                1          148
   Granite Construction, Inc.                                     6          170
   Koninklijke Boskalis Westminster NV           Ne               4           43
   Strabag Oesterreich AG                        Aus              2          161
   Yondenko Corp.                                Ja              16          138
                                                                          ------
                                                                             660
                                                                          ------
   SPECIAL TRADE CONTRACTORS - 0.3%
   Kyudenko Company                              Ja              16          214
                                                                          ------
--------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 20.2%
   DEPOSITORY INSTITUTIONS - 5.0%
   Bank of Montreal                              Ca               7          164
   Bank of Nova Scotia                           Ca               5          107
   Credito Fondiario e Industrustiale            It              19           29
   Deposit Guaranty Corp.                                         6          267
   HSBC Holdings PLC                             HK              (a)           1
   Jyske Bank                                    De              12          768
   Krung Thai Bank Pub Co Ltd.                   Th              50          197
   N.S. Bancorp, Inc.                                             4          145
   National Westminster Bank PLC                 UK              28          274
   SFFed Corp.                                                    5          156
   Thai Military Bank Ltd.                       Th              90          354
   United Overseas Bank                          Si              (a)           2
   Westpac Banking Corp.                         Au             264        1,083
                                                                          ------
                                                                           3,547
                                                                          ------
   HOLDING & OTHER INVESTMENT COMPANIES - 6.2%
   Clemente Global Growth Fund, Inc. (b)                         40          330
   Emerging Germany Fund, Inc.                   G               24          177
   Emerging Tiger Fund, Inc. (b)                                 18          218
   First Australia Fund, Inc.                   Au               58          476


                    Investment Portfolio/October 31, 1995
--------------------------------------------------------------------------------

   First Philippine Fund, Inc.                   Ph              41       $  627
   France Growth Fund, Inc.                      Fr              14          139
   Irish Investment Fund, Inc.                   Ir              46          522
   Korean Investment Fund, Inc. (c)              Ko              (a)           4
   Pakistan Investment Fund, Inc. (c)            Pa              53          318
   Templeton Dragon Fund, Inc. (b)                               63          755
   Thai Fund                                     Th               8          193
   Thai Investment & Securities Co. Ltd.         Th               5          137
   The Asia Tiger Fund, Inc. (b)                                 21          213
   The India Fund, Inc. (c)                      Id              35          293
                                                                          ------
                                                                           4,402
                                                                          ------
   INSURANCE CARRIERS - 5.5%
   Cigna Corp.                                                   21        2,072
   Fremont General Corp.                                         13          370
   International Nederlanden Groep               Ne              13          775
   Maxicare Health Plan, Inc. (c)                                13          217
   Mercury General Corp.                                          4          177
   Schweizerische Lebensversicherungs und
    Rentenanstalt                                Sz               1          269
                                                                          ------
                                                                           3,880
                                                                          ------
   NONDEPOSITORY CREDIT INSTITUTIONS - 0.6%
   Orient Corp.                                  Ja              88          400
                                                                          ------
   REAL ESTATE - 2.3%
   Cheung Kong (Holdings) Ltd.                   HK             142          801
   New World Development Co., Ltd.               HK             203          790
   Sun Hung Kai Properties Ltd.                  HK               1            7
                                                                          ------
                                                                           1,598
                                                                          ------
   SECURITY BROKERS & DEALERS - 0.6%
   Inter-Regional Financial Group, Inc.                           7          228
   Lehman Brothers Holdings, Inc.                                 9          205
                                                                          ------
                                                                             433
                                                                          ------

--------------------------------------------------------------------------------
MANUFACTURING - 48.4%
   APPAREL - 0.0%
   Stefanel SPA                                  It              17           27
                                                                          ------
   CHEMICALS - 7.4%
   BASF AG                                       G                5        1,171
   Bayer AG                                      G                3          793
   DSM NV                                       Ne                7          492
   Dow Chemical Co.                                              14          974
   Eastman Chemical Co.                                          12          720
   Helene Curtis Industries, Inc.                                 1           30
   Shiseido Co. Ltd.                            Ja               40          404
   Union Carbide Corp.                                           12          454
   Wellman, Inc.                                                  8          193
                                                                          ------
                                                                           5,231
                                                                          ------

                    Investment Portfolio/October 31, 1995
--------------------------------------------------------------------------------
COMMON STOCKS - 90.4%                         COUNTRY         SHARES       VALUE
--------------------------------------------------------------------------------
MANUFACTURING - CONT.
   ELECTRONIC & ELECTRICAL EQUIPMENT - 3.1%
   Harman International Industries, Inc.                         14       $  627
   Matsushita Electric Industrial Co.            Ja              41          583
   Philips Electronics NV                        Ne              24          947
                                                                           -----
                                                                           2,157
                                                                           -----
   FABRICATED METAL - 2.1%
   Compagnie Generale D'Industrie
    et de Participations                         Fr               2          423
   Elco Looser Holdings AG (c)                   Sz              (a)         154
   GFI Industries SA                             Fr               4          351
   Kitz Corp.                                    Ja              64          276
   Oerlikon-Buehrle Holdings AG (c)              Sz               1           71
   Oriental Holdings Berhad                      Ma              43          198
                                                                           -----
                                                                           1,473
                                                                           -----
   FOOD & KINDRED PRODUCTS - 6.0%
   Associated British Foods PLC                  UK              38          422
   Eridania Beghin-Say SA                        It               1          116
   Fraser & Neave Ltd.                           Si              30          354
   IBP, Inc.                                                     37        2,191
   Kinki Coca Cola Bottling                      Ja              55          663
   Kulim (Malaysia) Berhad                       Ma               1            1
   Oesterreichische Brau-Beteiligungs AG         Au               2           97
   Tate & Lyle PLC                               UK              52          370
                                                                           -----
                                                                           4,214
                                                                           -----
   MACHINERY & COMPUTER EQUIPMENT - 5.5%
   Cummins Engine Co., Inc.                                       4          137
   Hewlett-Packard Co.                                            2          222
   Hitachi Ltd.                                  Ja             122        1,255
   International Business Machines Corp.                         13        1,235
   Kaydon Corp.                                                  11          312
   Seagate Technology, Inc. (c)                                  16          721
                                                                           -----
                                                                           3,882
                                                                           -----
   MEASURING & ANALYZING INSTRUMENTS - 2.7%
   Amsco International, Inc. (c)                                 20          320
   Avimo Singapore Ltd.                          Si               1            1
   Fuji Photo Film Co. Ltd.                      Ja              64        1,586
                                                                           -----
                                                                           1,907
                                                                           -----
   PAPER & PAPER MILLS - 4.6%
   Boise Cascade Corp.                                            7          268
   Champion International Corp.                                  33        1,771
   Emin Leydier                                  Fr               2          171
   Empresa Nacional de Cellulosa SA (c)          Sp              15          275
   Papierwerke Waldhof PWA                       G                3          487
   Willamette Industries, Inc.                                    5          261
                                                                           -----
                                                                           3,233
                                                                           -----
   PETROLEUM REFINING - 0.2%
   YPF Sociedad Anonima ADR                      Ar              10          163
                                                                           -----

                    Investment Portfolio/October 31, 1995
--------------------------------------------------------------------------------

   PRIMARY METAL - 4.9%
   Acerinox SA                                   Sp              19       $1,955
   Interprovincial Steel                         Ca              14          271
   Texas Industries, Inc.                                         8          421
   Thyssen AG                                    G                4          677
   Titan Wheel International, Inc.                                8          109
                                                                          ------
                                                                           3,433
                                                                          ------
   PRIMARY SMELTING - 1.7%
   Phelps Dodge Corp.                                            19        1,217
                                                                          ------

   RUBBER & PLASTIC - 1.1%
   Nike, Inc., Class B                                           14          772
                                                                          ------

   STONE, CLAY, GLASS & CONCRETE - 2.2%
   Cementos de Mexico SA (c)                     Mx              14           43
   Indresco, Inc. (c)                                            48          824
   Industrie Zignago S. Margherita SPA           It              36          170
   Radex Heraklith Industriebeteiligungs AG      Au               4          122
   Semen Cibinong                                In              72          187
   Wienerberger Baustoffindustrie AG             Au               1          181
                                                                          ------
                                                                           1,527
                                                                          ------
   TEXTILE MILL PRODUCTS - 0.0%
   Winsor Industrial Corp. Ltd.                  HK              (a)          (a)
                                                                          ------

   TOBACCO PRODUCTS - 0.6%
   B.A.T. Industries PLC                         UK              51          421
                                                                          ------

   TRANSPORTATION EQUIPMENT - 6.3%
   Equipements et Composants pour
     l'Industrie Automobile                      Fr               2          276
   Futaba Industrial                             Ja              19          287
   Honda Motor Co. Ltd.                          Ja              40          697
   McDonnell Douglas Corp.                                       26        2,134
   Montupet                                      Fr               2          219
   Peugeot SA                                    Fr               6          804
                                                                          ------
                                                                           4,417
                                                                          ------

--------------------------------------------------------------------------------
MINING & ENERGY - 1.3%
   NONMETALLIC, EXCEPT FUELS - 0.8%
   Potash Corp. of Saskatchewan, Inc.            Ca               3          174
   Sungei Way Holdings Berhad                    Ma             115          385
                                                                          ------
                                                                             559
                                                                          ------
   OIL & GAS EXTRACTION - 0.5%
   Goal Petroleum Group PLC                      UK             140          150
   Santos Ltd.                                   Au              85          230
                                                                          ------
                                                                             380
                                                                          ------

--------------------------------------------------------------------------------
RETAIL TRADE - 4.4%
   Apparel & Accessory Stores - 3.0%
   Aoyama Trading                                Ja           78           2,112
                                                                          ------

                    Investment Portfolio/October 31, 1995
--------------------------------------------------------------------------------
COMMON STOCKS - 90.4%                         COUNTRY         SHARES       VALUE
--------------------------------------------------------------------------------
RETAIL TRADE  - CONT.
   AUTO DEALERS & GAS STATIONS - 0.0%
   Sime Darby (Hong Kong) Ltd.                   HK             32        $   35
                                                                          ------
   GENERAL MERCHANDISE STORES - 0.7%
   Fuji                                          Ja             10           218
   Jardine Strategic Holdings Ltd.               Si             90           241
                                                                          ------
                                                                             459
                                                                          ------
   OTHER RETAIL - 0.7%
   Imasco Ltd.                                   Ca             29           522
                                                                          ------

--------------------------------------------------------------------------------
SERVICES - 1.2%
   AMUSEMENT & RECREATION - 0.1%
   Furama Hotel Entertainment                    HK             50            57
   Genting International Ltd.                    Si             (a)           (a)
                                                                          ------
                                                                              57
                                                                          ------
   BUSINESS SERVICES - 1.1%
   Central Security Patrols                      Ja             37           334
   News Corp. Ltd.                               Au             30           135
   System Software Associates, Inc.                             11           333
                                                                          ------
                                                                             802
                                                                          ------

--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 9.1%
   AIR TRANSPORTATION - 2.4%
   Air Canada Corp. (c)                          Ca             22            83
   British Airways PLC                           UK             17           119
   Crossair AG                                   Sz             (a)          175
   Det Danske Luftfarts (c)                      De              7           620
   Lufthansa AG                                  G               4           541
   Malaysian Airline System Berhad               Ma             55           150
                                                                          ------
                                                                           1,688
                                                                          ------
   COMMUNICATIONS - 0.6%
   PT Voksel Electric                            In             90            99
   Southern New England
    Telecommunications Corp.                                    10           343
                                                                          ------
                                                                             442
                                                                          ------
   ELECTRIC SERVICES - 1.3%
   China Light & Power Co. Ltd.                  HK             (a)            1
   Lech-Elektrizitaetswerke                      G              (a)           71
   Pinnacle West Capital Corp.                                  17           462
   Union Electrica Fenosa SA                     Sp             79           370
                                                                          ------
                                                                             904
                                                                          ------
   GAS SERVICES - 0.2%
   BC Gas, Inc.                                  Ca             10           110
                                                                          ------

   SANITARY SERVICES - 4.0%
   North West Water PLC                          UK             40           374
   Northumbrian Water Group PLC                  UK             80         1,252

                    Investment Portfolio/October 31, 1995
--------------------------------------------------------------------------------
   Severn Trent Water PLC                        UK                 40   $   401
   Southern Water PLC                            UK                 37       412
   Yorkshire Water PLC                           UK                 40       386
                                                                         -------
                                                                           2,825
                                                                         -------
   TRANSPORTATION SERVICES - 0.5%
   GATX Corp.                                                        8       366
                                                                         -------

   WATER TRANSPORTATION - 0.1%
   Neptune Orient Lines Ltd.                     Si                 77        86
                                                                         -------

--------------------------------------------------------------------------------
WHOLESALE TRADE - 1.5%
   DURABLE GOODS
   SA D'ieteren NV                               Be                  3       244
   Wyle Electronics Co.                                             18       810
                                                                         -------
                                                                           1,054
                                                                         -------

TOTAL COMMON STOCKS (cost of $56,630) (d)                                 63,809

SHORT-TERM OBLIGATIONS - 6.3%                                    PAR
--------------------------------------------------------------------------------
   Repurchase agreement with Bankers Trust
   Securities Corp., dated 10/31/95, due 11/01/95
   at 5.875% collateralized by U.S. Treasury
   notes with various maturities to 1997, market
   value $4,568 (repurchase proceeds $4,474)                    $4,473     4,473
                                                                         -------

OTHER ASSETS & LIABILITIES, NET - 3.3%                                     2,350
--------------------------------------------------------------------------------

NET ASSETS - 100.0%                                                      $70,632
                                                                         =======


                    Investment Portfolio/October 31, 1995
--------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------

(a) Rounds to less than one.
(b) This security is subject to the risks of the various countries in which the issuer is investing. (See notes to Financial Statements: Note 3 - Other.)
(c) Non-income producing.
(d) Cost for federal income tax purposes is $56,632.

Summary of Securities by Country          Country        Value        % of Total
--------------------------------------------------------------------------------
United States                                         $ 22,234              34.8
Japan                                        Ja         10,057              15.8
United Kingdom                               UK          4,581               7.2
Germany                                      G           4,065               6.4
Netherlands                                  Ne          3,047               4.8
Spain                                        Sp          2,769               4.3
France                                       Fr          2,383               3.7
Australia                                    Au          1,924               3.0
Hong Kong                                    HK          1,692               2.6
Multi-national (b)                                       1,516               2.4
Canada                                       Ca          1,431               2.2
Denmark                                      De          1,388               2.2
Thailand                                     Th            881               1.4
Malaysia                                     Ma            838               1.3
Singapore                                    Si            684               1.1
Switzerland                                  Sz            669               1.0
Philippines                                  Ph            627               1.0
Austria                                      Au            561               0.9
Ireland                                      Ir            522               0.8
Italy                                        It            342               0.5
Pakistan                                     Pa            318               0.5
India                                        Id            293               0.5
Indonesia                                    In            286               0.4
New Zealand                                  NZ            247               0.4
Belgium                                      Be            244               0.4
Argentina                                    Ar            163               0.3
Mexico                                       Mx             43               0.1
Korea                                        Ko              4               0.0
                                                      ========             =====
                                                      $ 63,809             100.0
                                                      ========             =====

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.





See notes to financial statements.


                      STATEMENT OF ASSETS & LIABILITIES
                               OCTOBER 31, 1995

  (in thousands except for per share amounts and footnotes)
  ASSETS
  Investments at value (cost $56,630)                              $  63,809
  Short-term obligations                                               4,473
                                                                   ---------
                                                                      68,282
  Cash held in foreign banks (cost $323)           $    323
  Receivable for:
    Investments sold                                  1,983
    Dividends                                            74
    Foreign tax reclaims                                 69
    Fund shares sold                                     36
    Expense reimbursement due from Adviser               10
    Interest                                              1
  Deferred organization expenses                         14
  Other                                                   3            2,513
                                                   --------        ---------
      Total Assets                                                    70,795

  LIABILITIES
  Payable for:
    Fund shares repurchased                              92
    Capital gains tax                                    51
  Accrued:
    Deferred Trustees fees                                1
    Other                                                19
      Total Liabilities                            --------              163

  NET ASSETS                                                       $  70,632
                                                                   =========

  Net asset value & redemption price per share -
  Class A ($11,501/924)                                            $   12.45
                                                                   =========
  Maximum offering price per share - Class A
  ($12.45/0.9425)                                                  $   13.21(a)
                                                                   =========
  Net asset value & offering price per share -
  Class B ($59,131/4,773)                                          $   12.39(b)
                                                                   =========

  COMPOSITION OF NET ASSETS
  Capital paid in                                                  $  59,820
  Overdistributed net investment income                                 (129)
  Accumulated net realized gain                                        3,754
  Net unrealized appreciation on:
    Investments                                                        7,179
    Foreign currency transactions                                          8
                                                                   ---------
                                                                   $  70,632
                                                                   =========

  (a) On sales of $50,000 or more the offering price is reduced.
  (b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
  See notes to financial statements.



                           STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED OCTOBER 31, 1995

(in thousands)
INVESTMENT INCOME
Dividends                                                               $ 1,721
Interest                                                                    240
                                                                        -------
     Total investment income (net of nonrebatable
     foreign taxes withheld at source which
     amounted to $160)                                                    1,961
EXPENSES
Management fee                                             $   535
Service fee                                                    177
Distribution fee - Class B                                     453
Transfer agent                                                 223
Bookkeeping fee                                                 34
Trustees fee                                                    11
Custodian fee                                                   56
Audit fee                                                       38
Legal fee                                                        7
Registration fee                                                27
Reports to shareholders                                          9
Amortization of deferred
  organization expenses                                          9
Other                                                           21
                                                           -------
                                                             1,600
Fees waived by the Adviser                                    (184)        1,416
       Net Investment Income                               -------      --------
                                                                             545
                                                                        --------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
 Investments                                                 3,978
 Foreign currency transactions                                (146)
                                                           -------
      Net Realized Gain                                                    3,832

Net unrealized appreciation (depreciation) during
  the period on:
 Investments                                                   653
 Foreign currency transactions                                 (16)
                                                           -------
     Net Unrealized Appreciation                                             637
                                                                        --------
          Net Gain                                                         4,469
                                                                        --------
Net Increase in Net Assets from Operations                              $  5,014
                                                                        ========




 See notes to financial statements.


                      STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                            Year ended October 31
                                                          ---------------------
INCREASE (DECREASE) IN NET ASSETS                           1995         1994
Operations:
Net investment income                                     $    545     $    439
Net realized gain                                            3,832        5,468
Net unrealized appreciation (depreciation)                     637       (1,535)
                                                          --------     --------
    Net Increase from Operations                             5,014        4,372
Distributions:
From net investment income - Class A                          (175)         (80)
From net realized gains - Class A                             (809)         (11)
From net investment income - Class B                          (533)        (361)
From net realized gains - Class B                           (4,674)        (163)
                                                          --------     --------
                                                            (1,177)       3,757
                                                          --------     --------
Fund Share Transactions:
Receipts for shares sold - Class A                           3,736       11,660
Value of distributions reinvested - Class A                    915           79
Cost of shares repurchased - Class A                        (3,545)      (3,294)
                                                          --------     --------
                                                             1,106        8,445
                                                          --------     --------
Receipts for shares sold - Class B                           9,028       32,682
Value of distributions reinvested - Class B                  4,883          485
Cost of shares repurchased - Class B                       (16,872)     (14,311)
                                                          --------     --------
                                                            (2,961)      18,856
                                                          --------     --------
    Net Increase (Decrease) from Fund Share Transactions    (1,855)      27,301
                                                          --------     --------
        Total Increase (Decrease)                           (3,032)      31,058
NET ASSETS
Beginning of period                                         73,664       42,606
                                                          --------     --------
End of period (net of overdistributed and including
  undistributed net investment income of $129 and $96,    $ 70,632     $ 73,664
  respectively)                                           ========     ========
NUMBER OF FUND SHARES
Sold - Class A                                                 310          937
Issued for distributions reinvested - Class A                   82            7
Repurchased - Class A                                         (297)        (265)
                                                          --------     --------
                                                                95          679
                                                          --------     --------
Sold - Class B                                                 754        2,643
Issued for distributions reinvested - Class B                  440           40
Repurchased - Class B                                       (1,419)      (1,170)
                                                          --------     --------
                                                              (225)       1,513
                                                          --------     --------



See notes to financial statements.

                        NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 1995


NOTE 1. ACCOUNTING POLICIES
-------------------------------------------------------------------------------
ORGANIZATION: Colonial Global Equity Fund (the Fund), a series of Colonial Trust III, is a diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements and conform to generally accepted accounting principles.

SECURITY VALUATION AND TRANSACTIONS: Equity securities are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B distribution fee), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using the average shares outstanding during the period. In addition, Class B net investment income per share data reflects the distribution fee applicable to Class B shares only.

Class B ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class B shares only.

                Notes to Financial Statements/October 31, 1995
--------------------------------------------------------------------------------
FEDERAL INCOME TAXES: Consistent with the Fund#s policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST iNCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

DEFERRED ORGANIZATION EXPENSES: The Fund incurred expenses of $43,895 in connection with its organization, initial registration with the Securities and Exchange Commission and with various states, and the initial public offering of its shares. These expenses were deferred and are being amortized on a straight-line basis over five years.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: The Fund has adopted Statement of Position 93-4, Foreign Currency Accounting and Financial Statement Presentation for Investment Companies. Accordingly, net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuation in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains or losses which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses)

                Notes to Financial Statements/October 31, 1995
--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES - CONT.
--------------------------------------------------------------------------------
on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received. The Fund may be subject to foreign taxes on income, gains on investments, or foreign currency repatriation. The Fund accrues foreign taxes as applicable based upon its current interpretation of the tax rules and regulations that exist in the markets in which it invests.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.75% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services and receives a monthly fee equal to 0.25% annually of the Fund's average net assets and receives a reimburse- ment for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. For the year ended October 31, 1995, the Fund has been advised that the Distributor retained net underwriting discounts of $7,204 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $174,737 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% of the average net assets attributable to Class B shares.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

                 Notes to Financial Statements/October 31, 1995
--------------------------------------------------------------------------------
EXPENSE LIMITS:  Effective August 1, 1995 and until further notice, the
Adviser has agreed to bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.40% annually of the Fund's average net assets.

Prior to August 1, 1995 the expense limit was 1.00% of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the the Fund's assets.

NOTE 3.  PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the year ended October 31, 1995, purchases and sales of investments, other than short-term obligations, were $49,483,788 and $58,162,376, respectively.

Unrealized appreciation (depreciation) at October 31, 1995, based on cost of invest- ments for federal income tax purposes was:

   Gross unrealized appreciation                     $10,530,824
   Gross unrealized depreciation                      (3,353,598)
                                                     -----------
           Net unrealized appreciation               $ 7,177,226
                                                     ===========

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

                           FINANCIAL HIGHLIGHTS (b)


Selected data for a share of each class outstanding throughout each period are as follows:

                                                                Year ended October 31
                                                ----------------------------------------------------
                                                         1995                          1994
                                                Class A        Class B        Class A        Class B
                                                -------        -------        -------        -------
Net asset value -
  Beginning of period                           $ 12.690       $ 12.630       $ 11.760       $ 11.720
                                                ========       ========       ========       ========
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                          0.167          0.076          0.170          0.077
Net realized and
unrealized gain (loss)                             0.735          0.735          0.969          0.959
                                                --------       --------       --------       --------
  Total from Investment
     Operations                                    0.902          0.811          1.139          1.036
                                                --------       --------       --------       --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net
investment income                                 (0.198)        (0.107)        (0.166)        (0.083)
From net
realized gains                                    (0.944)        (0.944)        (0.043)        (0.043)
                                                --------       --------       --------       --------
 Total Distributions
  Declared to Shareholders                        (1.142)        (1.051)        (0.209)        (0.126)
                                                --------       --------       --------       --------
Net asset value -
  End of period                                 $  12.45       $  12.39       $  12.69       $ 12.630
                                                ========       ========       ========       ========
Total return (d)(e)                                 8.23%          7.43%          9.76%          8.88%
                                                ========       ========       ========       ========

RATIOS TO AVERAGE NET ASSETS
Operating expenses                                  1.36%(f)       2.11%(f)       1.25%          2.00%
Interest expense                                      --             --             --             --
Fees waived by the Adviser                          0.26%(f)       0.26%(f)       0.36%          0.36%
Net investment income                               1.40%          0.65%          1.38%          0.63%
Portfolio turnover                                    74%            74%            52%            52%
Net assets at end
of period (000)                                 $ 11,501       $ 59,131       $ 10,525       $ 63,139

(a)  Net of fees and expenses waived
     or borne by the Adviser
     which amounted to                          $  0.031       $  0.031       $  0.045       $  0.045
(b)  Per share data was calculated using average shares outstanding during the period.
(c)  The Fund commenced investment operations on June 8, 1992.
(d)  Total return at net aset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)  Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  The benefits derived from custody credits and direct brokerage arrangements, if any, had no impact on the Fund's gross expense ratios.
(g)  Not annualized.
(h)  Annualized.


                     FINANCIAL HIGHLIGHTS (b) - continued

             Year ended                    Period ended
             October 31                     October 31
        -------------------            -------------------
               1993                          1992 (c)
        Class A     Class B            Class A     Class B
        -------     -------            -------     -------
        $ 9.340     $ 9.310            $10.000     $10.000
        =======     =======            =======     =======

          0.182       0.104              0.088       0.059

          2.461       2.447             (0.748)     (0.749)
        -------     -------            -------     -------

          2.643       2.551             (0.660)     (0.690)
        -------     -------            -------     -------

         (0.223)     (0.141)                --          --

             --          --                 --          --
        -------     -------            -------     -------

         (0.223)     (0.141)                --          --
        -------     -------            -------     -------

        $11.760     $11.720            $ 9.340     $ 9.310
        =======     =======            =======     =======

          28.77%      27.70%             (6.59)%(g)  (6.90)%(g)
        =======     =======            =======     =======

           1.25%       2.00%              1.25%(h)    2.00%(h)
           0.01%       0.01%                --          --
           0.51%       0.51%              0.67%(h)    0.67%(h)
           1.75%       1.00%              2.25%(h)    1.50%(h)
             58%         58%                14%(h)      14%(h)

        $ 1,769     $40,837            $   164     $32,099


        $ 0.053     $ 0.053            $ 0.053     $ 0.026

--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)
99.9% of the gain distribution paid by the Fund in December 1994 was derived from long-term gains.

67% of the distributions paid by the Fund from investment income earned in the year ended October 31, 1995 qualify for the corporate dividends received deduction.



                                      21

                      REPORT OF INDEPENDENT ACCOUNTANTS

T0 THE TRUSTEES OF COLONIAL TRUST III AND THE SHAREHOLDERS OF
        COLONIAL GLOBAL EQUITY FUND

        In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Global Equity Fund (a series of Colonial Trust III) at October 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles.
These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund#s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.





PRICE WATERHOUSE LLP
Boston, Massachusetts
December 11, 1995




                                      22



                   IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Global Equity Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611


Colonial Global Equity Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call our Literature
Department at 1-800-248-2828 and additional reports will be sent to you.



This report has been prepared for shareholders of Colonial Global Equity Fund.
This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.



                                       23


[LOGO] COLONIAL
       MUTUASL FUNDS
       Mutual Funds for
       Planned Portfolios

--------------------------------------------------------------------------------
                                    TRUSTEES
ROBERT J. BIRNBAUM
Trustee (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief
Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Trustee (formerly Chairman of the Board and Chief Executive Officer, Shore Bank
& Trust Company)

LORA S. COLLINS
Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Trustee (formerly Chairman of the Board, Bank of New England- Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood
Corporation)

WILLIAM E. MAYER
Dean, College of Business and Management, University of Maryland (formerly
Dean, Simon Graduate School of Business, University of Rochester; Chairman and
Chief Executive Officer, C.S. First Boston Merchant Bank; and President and
Chief Executive Officer, The First Boston Corporation)

JOHN A. MCNEICE, JR.
Chairman of the Board and Director, The Colonial Group, Inc.  and Colonial
Management Associates, Inc. (formerly Chief Executive Officer, The Colonial
Group, Inc. and Colonial Management Associates, Inc.)

JAMES L. MOODY, JR.
Chairman of the Board, Hannaford Bros. Co. (formerly Chief Executive Officer,
Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and
Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Management Consultant (formerly Management Consultant, Saatchi and Saatchi
Consulting Ltd. and Principal and International Practice Director, Management
Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation

             COLONIAL INVESTMENT SERVICES, INC. [COPYRIGHT]1995
    One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750
                         GE-02/417B-1095    (12/95)
--------------------------------------------------------------------------------
                                                 [LOGO]PRINTED ON RECYCLED PAPER

